SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         May 8, 2000
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                             NETWORK SOLUTIONS, INC.
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               (Exact name of Registrant as Specified in Charter)

          Delaware                   0-22967                  52-1146119
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)              Number)             Identification No.)

505 Huntmar Park Drive, Herndon, Virginia                             20170
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code       (703) 742-0400
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

           On May 8, 2000, the Company announced in a joint press release a strategic marketing alliance with America Online.

           A copy of the Company's press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

           This report and the Company's press release attached hereto contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, increased competition, including price competition in the domain name registration business, customer acceptance of new products and services offered by the Company in addition to or as enhancements of its registration services, risks associated with the Company's international business, uncertainty of Internet privatization, uncertainty of future revenue and profitability and fluctuations in its quarterly operating results. More information about potential factors that could affect the Company's business and financial results is included in the Company's filings with the Securities and Exchange Commission, especially in the Company's Definitive Proxy Statement filed on May 8, 2000, Registration Statement on Form S-3 filed on December 22, 1999 and Annual Report on Form 10-K for the year ended December 31, 1999, which are on file with the Securities and Exchange Commission (http://www.sec.gov).


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NETWORK SOLUTIONS, INC.



                                        By: /s/ Jonathan W. Emery
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                                           Name:  Jonathan W. Emery
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary

May 9, 2000



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                                  Exhibit Index

99.1       Press Release dated March 7, 2000.


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